Exhibit 99.2

 CERTIFICATION PURSUANT TO 18 U.S. SECTION 1350, AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002


     Pursuant to 18 U.S.C. (S)1350, as adopted pursuant to (S)906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of GlycoGenesys, Inc. (the "Company"), hereby certifies, to his knowledge, that:

     (1) the Company's annual report on Form 10-K/A for the year ended December 31, 2001 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.


Dated: December 18, 2002


By: /s/ John W. Burns                       By: /s/ Bradley J. Carver
    -------------------------                   ---------------------------
Name: John W. Burns                         Name: Bradley J. Carver
Title: SVP, CFO & Secretary                 Title: CEO & President